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                                                                     EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

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
IN RE:  BRM HOLDINGS, INC., ET AL.                                                                     Case Number:  01-646 (PJW)
----------------------------------                                                   Reporting Period: May 27, 2001-June 30, 2001
               Debtors
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                       AMENDED MONTHLY OPERATING REPORT *
                File with Court and submit copy to United States
                   Trustee within 30 days after end of month

Submit copy of report to any official committee appointed in the case.


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
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                                                                                                         DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                                   FORM NO.            ATTACHED          ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                          MOR - 1
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         Bank Reconciliation (or copies of debtor's bank reconciliation's)           MOR - 1 (CON'T)
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         Copies of Bank Statements
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         Cash disbursements journal
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Statement of Operations                                                              MOR - 2                  X            Exhibit A
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Balance Sheet                                                                        MOR - 3                  X            Exhibit B
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Status of Postpetition Taxes                                                         MOR - 4
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         Copies of IRS Form 6123 or payment receipt
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         Copies of tax returns filed during reporting period
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Summary of Unpaid Postpetition Debts                                                 MOR - 4
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         Listing of aged accounts payable
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Accounts Receivable Reconciliation and Aging                                         MOR - 5
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Debtor Questionnaire                                                                 MOR - 5
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


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
/s/ KEVIN J. THIMJON                                                                                         9/19/2001
--------------------------------------------------------------------                                         -----------------------
Signature of Debtor                                                                                          Date



--------------------------------------------------------------------                                         -----------------------
Signature of Joint Debtor                                                                                    Date


/s/ KEVIN J. THIMJON                                                                                         9/19/2001
--------------------------------------------------------------------                                         -----------------------
Signature of Authorized Individual**                                                                         Date


KEVIN J. THIMJON                                                                                      CHIEF RESTRUCTURING OFFICER
--------------------------------------------------------------------                                  ------------------------------
Printed Name of Authorized Individual                                                                 Title of Authorized Individual

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*  This Amended Monthly Operating Report reflects amendments to the originally filed Statement of Operations and Balance Sheet.

** Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.


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EXHIBIT A


                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                     FOR THE FOUR WEEKS ENDED JUNE 30, 2001
                                ($'S THOUSANDS)

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

                                                                USOP-NA     US REFRESH     MCWHORTERS      USOP PARENT       TOTAL
                                                                -------     ----------     ----------      -----------       -----
Net Revenues                                                   $      -      $   7,257       $      -       $      -      $   7,257
Cost of Revenues                                                      -          5,480              -              -          5,480
                                                              ---------      ---------      ---------      ---------      ----------
     Gross Profit                                                     -          1,777              -              -          1,777

Selling, General & Admin. Expenses                                    -          1,292          1,280          4,746          7,318
Amortization Expense                                                  -              -              -              -              -
Impaired asset write-offs                                             -                                                           -
Operating Restructuring Costs                                         -             75              -              -             75
                                                              ---------      ---------      ---------      ---------      ----------
     Operating Income (Loss)                                          -            410         (1,280)        (4,746)        (5,616)
                                                              ---------      ---------      ---------      ---------      ----------

Other (Income)/Expense:
     Interest (Income)/Expense                                        -              6              -             (3)             3
     Unrealized Foreign Currency transaction (Gain) Loss              -              -              -         33,844         33,844
     Equity in loss of affiliates                                     -              -              -            335            335
     (Gain)/loss on closure of business                           3,870          3,540          8,759        169,038        185,207
     Other (income)/expense                                         146              -            174           (113)           207
                                                              ---------      ---------      ---------      ---------      ----------
          Total Other (Income)/Expense                            4,016          3,546          8,933        203,101        219,596
                                                              ---------      ---------      ---------      ---------      ----------
Income (Loss) before provision for Income Taxes                  (4,016)        (3,136)       (10,213)      (207,847)      (225,212)

Provision for (benefit from) income taxes                        46,618          3,366          9,227        (33,678)        25,533

                                                              ---------      ---------      ---------      ---------      ----------
Net Income (Loss) Before Extraordinary Items                  $ (50,634)     $  (6,502)     $ (19,440)     $(174,169)     $(250,745)
                                                              =========      =========      =========      =========      =========

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


EXHIBIT B


                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                                   JUNE 2001

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

                                                  USOP - NA  US REFRESH   MCWHORTERS  USOP PARENT  USOP ELIMS      TOTAL
                                                  ---------  ----------   ----------  -----------  ----------      -----
ASSETS

Current Assets:
     Cash & Cash Equivalents                     $       -   $   3,482    $   4,937    $  34,741   $        -    $  43,160
     Accounts Receivable, net                            -       2,118          262            -            -        2,380
     Inventory, net                                      -       3,491            -            -            5        3,496
     Prepaid expenses and other current assets       9,742       2,661           56       20,087            -       32,546
                                                 ---------   ---------    ---------    ---------    ---------    ---------
          Total Current Assets                       9,742      11,752        5,255       54,828            5       81,582

     Property & Equipment, net                           -      30,332            -            -         (410)      29,922
     Intangible Assets, net                              -           -            -            -            -            -
     I/C Receivable from non-debtor entities             -           -            -       80,023            -       80,023
     Other Assets                                  425,082         958            -       68,346     (467,502)      26,884
                                                 ---------   ---------    ---------    ---------    ---------    ---------
TOTAL ASSETS                                     $ 434,824   $  43,042    $   5,255    $ 203,197    $(467,907)   $ 218,411
                                                 =========   =========    =========    =========    =========    =========



LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                            $  35,633   $   3,157    $   2,522    $       -   $        -    $  41,312
     Accrued Compensation                                -           -            -            -            -            -
     Other accrued liabilities                       5,961           -          534        9,451           14       15,960
     I/C Payables/(Receivables)                          -      20,831          750      (21,581)           -            -
     I/C with non-debtor entities                        -           -            -            -            -            -
     Bank Debt                                           -           -            -      438,042            -      438,042
     2003 Notes                                          -           -            -        4,144            -        4,144
     2008 Notes                                          -           -            -      361,813            -      361,813
     Other Liabilities                               2,432           -            -           25            -        2,457
                                                 ---------   ---------    ---------    ---------    ---------    ---------
Total Pre-Petition Liabilities                      44,026      23,988        3,806      791,894           14      863,728
                                                 ---------   ---------    ---------    ---------    ---------    ---------

Post Petition Liabilities
     Accounts Payable                                    -       1,352        1,087          113            -        2,552
     Accrued Compensation                                -       3,092          155        1,253            -        4,500
     I/C Payables/(Receivables)                          -       2,313        3,494       (5,827)           -          (20)
     Other accrued liabilities                           -       1,345          394        6,124            -        7,863
     Other Liabilities                                   -           -            -            -            -            -
                                                 ---------   ---------    ---------    ---------    ---------    ---------
Total Post-Petition Liabilities                          -       8,102        5,130        1,663            -       14,895
                                                 ---------   ---------    ---------    ---------    ---------    ---------
Total Liabilities                                   44,026      32,090        8,936      793,557           14      878,623
   Total Stockholders' Equity                      390,798      10,952       (3,681)    (590,360)    (467,921)    (660,212)
                                                 ---------   ---------    ---------    ---------    ---------    ---------
   TOTAL LIABILITIES AND STOCKHOLDERS EQUITY     $ 434,824   $  43,042    $   5,255    $ 203,197    $(467,907)   $ 218,411
                                                 =========   =========    =========    =========    =========    =========

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